Effective August 1, 2011, the name of the fund has been changed from MFS® Sector Rotational Fund to MFS® Equity Opportunities Fund.

Effective August 1, 2011, the first paragraph under the main heading “Definitions” is restated in its entirety as follows:

"Fund" – MFS Equity Opportunities Fund.